SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

April 26, 2002
Date of Report (Date of earliest event reported)

CANDLEWOOD HOTEL COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	000-21583 (Commission File Number)	48-1188025 (IRS Employer Identification Number)

8621 E. 21st Street North Suite 200 Wichita, Kansas (Address of principal executive offices)		67206 (Zip Code)

(316) 631-1300
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.
Item 7. Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7

Item 2. Acquisition or Disposition of Assets.

     On April 11, 2002, Candlewood Hotel Company, Inc. and certain of its subsidiaries (collectively, the “Company”) sold 21 hotels (the “Hotels”) to a subsidiary of Hospitality Properties Trust, a Maryland real estate investment trust (collectively, “HPT”), as part of a sale-leaseback arrangement. The sale to HPT and the simultaneous leaseback to the Company were made pursuant to a Purchase and Sale Agreement and an Agreement to Lease between the Company and HPT, dated as of April 11, 2002. The aggregate purchase price for the sale of the Hotels was $145 million. As a result of this sale-leaseback, 57 hotel properties are now leased by the Company under a single lease agreement with HPT.

Item 7. Exhibits.

(b)  Pro Forma Financial Information

          As permitted under this item, the Registrant will file the financial statements required by this item by amendment not later than 60 days after the filing date of this report.

(c)  Exhibits

Exhibits:	Description of Document

10.1	Purchase and Sale Agreement, dated as of April 11, 2002, by and among Candlewood Hotel Company, Inc. and certain of its affiliates, as sellers, and Hospitality Properties Trust, as purchaser.
10.2	Second Amended and Restated Lease Agreement, dated as of April 11, 2002, by and between HPT CW Properties Trust, as landlord, and Candlewood Leasing No. 1, Inc., as tenant.
10.3	Second Amended and Restated Assignment and Security Agreement, dated as of April 11, 2002, by and between Candlewood Leasing No. 1, Inc., assignor, and HPT CW Properties Trust, assignee.
10.4	Fourth Amendment to Agreement to Lease, dated as of April 11, 2002, by and between Hospitality Properties Trust and Candlewood Hotel Company, Inc.
10.5	Second Amended and Restated Guaranty Agreement, dated as of April 11, 2002, by Candlewood Hotel Company, Inc., as guarantor, for the benefit of HPT CW Properties Trust and Hospitality Properties Trust.
10.6	Second Amended and Restated Security Agreement, dated as of April 11, 2002, by and between Candlewood Leasing No. 1, Inc., as tenant, and HPT CW Properties Trust, as secured party.
10.7	Second Amended and Restated Stock Pledge Agreement, dated as of April 11, 2002, by Candlewood Hotel Company, Inc., as pledgor, for the benefit of HPT CW Properties Trust, as secured party.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANDLEWOOD HOTEL COMPANY, INC.

Date: April 26, 2002	By:	/s/ Warren D. Fix

Name: Warren D. Fix Title: Executive Vice President, Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibits:	Description of Document

10.1	Purchase and Sale Agreement, dated as of April 11, 2002, by and among Candlewood Hotel Company, Inc. and certain of its affiliates, as sellers, and Hospitality Properties Trust, as purchaser.
10.2	Second Amended and Restated Lease Agreement, dated as of April 11, 2002, by and between HPT CW Properties Trust, as landlord, and Candlewood Leasing No. 1, Inc., as tenant.
10.3	Second Amended and Restated Assignment and Security Agreement, dated as of April 11, 2002, by and between Candlewood Leasing No. 1, Inc., assignor, and HPT CW Properties Trust, assignee.
10.4	Fourth Amendment to Agreement to Lease, dated as of April 11, 2002, by and between Hospitality Properties Trust and Candlewood Hotel Company, Inc.
10.5	Second Amended and Restated Guaranty Agreement, dated as of April 11, 2002, by Candlewood Hotel Company, Inc., as guarantor, for the benefit of HPT CW Properties Trust and Hospitality Properties Trust.
10.6	Second Amended and Restated Security Agreement, dated as of April 11, 2002, by and between Candlewood Leasing No. 1, Inc., as tenant, and HPT CW Properties Trust, as secured party.
10.7	Second Amended and Restated Stock Pledge Agreement, dated as of April 11, 2002, by Candlewood Hotel Company, Inc., as pledgor, for the benefit of HPT CW Properties Trust, as secured party.

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